Exhibit 99.2

Supplemental Analyst Package Second Quarter 2009 Earnings Call July 29, 2009

Table of Contents Financial Highlights  1 Consolidated Balance Sheets  2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure 7 Portfolio Overview 8 2009/2010 Leasing Status 9 2009/2010 Leasing Trends 12 Owned Development Update 13 Third-party Development Update 14 Management Services Update 15 Investor Information 16

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2009	2008	$ Change	% Change	2009	2008	$ Change	% Change
Operating Data								
Total revenues	$ 73,270	$ 43,548	$ 29,722	68.3%	$ 151,010	$ 84,989	$ 66,021	77.7%
Operating income	11,105	7,264	3,841		28,950	19,895	9,055	
Net (loss) income	(5,310)	(1,450)	(3,860)		(5,033)	3,459	(8,492)	
Net (loss) income per share - basic	(0.11)	(0.04)			(0.12)	0.10		
Net (loss) income per share - diluted	(0.11)	(0.04)			(0.12)	0.11		
FFO	15,378	9,674	5,704		36,134	22,839	13,295	
FFO per share - diluted	0.31	0.26			0.77	0.69		
FFOM	16,211	10,589	5,622		34,714	21,796	12,918	
FFOM per share - diluted	0.33	0.28			0.74	0.66		

Operating Statistics	June 30, 2009	December 31, 2008
Debt to total market capitalization [1]	48.1%	57.1%
Interest coverage [2]	2.03	2.06

[1] Excludes debt related to our on-campus participating properties of $86.1 million and $86.3 million as of June 30, 2009 and December 31, 2008, respectively, as well as unamortized debt discounts of $4.9 million and $4.7 million at June 30, 2009 and December 31, 2008, respectively. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $34.2 million and $34.3 million as of June 30, 2009 and December 31, 2008, respectively.

[2] Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.

AMERICAN CAMPUS

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Consolidated Balance Sheets (dollars in thousands) 2 June 30, 2009 December 31, 2008 (unaudited) Assets Investments in real estate: Wholly-owned properties, net 2,029,470 $ 1,986,833 $ On-campus participating properties, net 67,301 69,302 Investments in real estate, net 2,096,771 2,056,135 Cash and cash equivalents 57,183 25,600 Restricted cash 31,559 32,558 Student contracts receivable, net 4,891 5,185 Other assets 58,751 64,431 Total assets 2,249,155 $ 2,183,909 $ Liabilities and equity Liabilities: Secured debt 1,089,735 $ 1,162,221 $ Senior secured term loan 100,000 100,000 Unsecured revolving credit facility - 14,700 Accounts payable and accrued expenses 29,165 35,440 Other liabilities 47,307 56,052 Total liabilities 1,266,207 1,368,413 Redeemable noncontrolling interests 30,215 26,286 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 521 423 Additional paid in capital 1,098,071 901,641 Accumulated earnings and distributions (145,900) (111,828) Accumulated other comprehensive loss (3,737) (5,117) 948,955 785,119 Noncontrolling interests 3,778 4,091 Total equity 952,733 789,210 Total liabilities and equity 2,249,155 $ 2,183,909 $ Total American Campus Communities, Inc. and Subsidiaries stockholders' equity

Consolidated Statements of Operations

(dollars in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2009	2008	$ Change	2009	2008	$ Change
Revenues:						
Wholly-owned properties	$ 66,152	$ 37,294	$ 28,858	$ 133,484	$ 68,975	$ 64,509
On-campus participating properties	3,922	3,948	(26)	10,796	10,692	104
Third-party development services	886	723	163	1,938	2,379	(441)
Third-party management services	2,105	1,222	883	4,347	2,144	2,203
Resident services	205	361	(156)	445	799	(354)
Total revenues	73,270	43,548	29,722	151,010	84,989	66,021
Operating expenses:						
Wholly-owned properties	32,891	16,738	16,153	64,377	30,623	33,754
On-campus participating properties	2,783	2,499	284	4,813	4,794	19
Third-party development and management services	2,810	2,328	482	5,787	4,436	1,351
General and administrative	2,829	3,237	(408)	5,577	5,371	206
Depreciation and amortization	20,400	11,114	9,286	40,502	19,143	21,359
Ground/facility leases	452	368	84	1,004	727	277
Total operating expenses	62,165	36,284	25,881	122,060	65,094	56,966
Operating income	11,105	7,264	3,841	28,950	19,895	9,055
Nonoperating income and (expenses):						
Interest income	40	642	(602)	80	804	(724)
Interest expense	(15,446)	(8,733)	(6,713)	(31,332)	(15,712)	(15,620)
Amortization of deferred financing costs	(780)	(448)	(332)	(1,581)	(759)	(822)
Loss from unconsolidated joint ventures	(483)	(129)	(354)	(1,037)	(255)	(782)
Other nonoperating income	402	-	402	402	-	402
Total nonoperating expenses	(16,267)	(8,668)	(7,599)	(33,468)	(15,922)	(17,546)
(Loss) income before income taxes, redeemable noncontrolling interests and discontinued operations	(5,162)	(1,404)	(3,758)	(4,518)	3,973	(8,491)
Income tax provision	(135)	(73)	(62)	(270)	(133)	(137)
Redeemable noncontrolling interests share of loss (income)	81	(13)	94	27	(319)	346
Net (loss) income from continuing operations	(5,216)	(1,490)	(3,726)	(4,761)	3,521	(8,282)
Income attributable to discontinued operations	-	92	(92)	-	92	(92)
Net (loss) income	(5,216)	(1,398)	(3,818)	(4,761)	3,613	(8,374)
Net income attributable to noncontrolling interests	(94)	(52)	(42)	(272)	(154)	(118)
Net (loss) income attributable to American Campus Communities, Inc. and Subsidiaries	$ (5,310)	$ (1,450)	$ (3,860)	$ (5,033)	$ 3,459	$ (8,492)
Net (loss) income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders:						
Basic	$ (0.11)	$ (0.04)		$ (0.12)	$ 0.10	
Diluted	$ (0.11)	$ (0.04)		$ (0.12)	$ 0.11	
Weighted-average common shares outstanding:						
Basic	47,897,196	35,692,653		45,152,665	31,512,271	
Diluted	49,198,944	37,098,977		46,409,294	33,272,354	

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Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2009	2008	$ Change	2009	2008	$ Change
Net (loss) income attributable to American Campus Communities, Inc. and Subsidiaries	$ (5,310)	$ (1,450)	$ (3,860)	$ (5,033)	$ 3,459	$ (8,492)
Noncontrolling interests	13	65	(52)	245	473	(228)
Loss from unconsolidated joint ventures	483	129	354	1,037	255	782
FFO from unconsolidated joint ventures [1]	192	(13)	205	153	(139)	292
Real estate related depreciation and amortization	20,000	10,943	9,057	39,732	18,791	20,941
Funds from operations ("FFO")	**15,378**	**9,674**	**5,704**	**36,134**	**22,839**	**13,295**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net loss (income) from on-campus participating properties	1,605	1,356	249	(409)	(326)	(83)
Amortization of investment in on-campus participating properties	(1,092)	(1,074)	(18)	(2,182)	(2,143)	(39)
FFO from Hampton Roads unconsolidated joint venture [2]	(56)	83	(139)	180	209	(29)
	15,835	10,039	5,796	33,723	20,579	13,144
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [3]	200	368	(168)	492	727	(235)
Management fees	176	182	(6)	499	490	9
Impact of on-campus participating properties	376	550	(174)	991	1,217	(226)
Funds from operations – modified for operational performance of on-campus participating properties ("FFOM")	**$ 16,211**	**$ 10,589**	**$ 5,622**	**$ 34,714**	**$ 21,796**	**$ 12,918**
FFO per share - diluted	**$ 0.31**	**$ 0.26**		**$ 0.77**	**$ 0.69**	
FFOM per share - diluted	**$ 0.33**	**$ 0.28**		**$ 0.74**	**$ 0.66**	
Weighted average common shares outstanding - diluted	49,666,473	37,383,565		46,864,604	33,272,354	

(1) Represents our share of the FFO from three joint ventures in which we are a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% minority interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. For the three and six months ended June 30, 2009, ACC's 10% share of the FFO of the Fidelity Joint Ventures was $0.1 million and $0.3 million, respectively. For the three and six months ended June 30, 2009, ACC's 10% share of the net operating income of the Fidelity Joint Ventures was $0.7 million and $1.4 million, respectively.

(2) Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

(3) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.

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Wholly-Owned Property Results of Operations(dollars in thousands)2009 2008 $ Change % Change 2009 2008 $ Change % ChangeWholly-owned property revenuesSame store properties 32,443 $ 31,478 $ 965 $ 3.1% 64,562 $ 62,789 $ 1,773 $ 2.8%New properties - GMH portfolio 29,080 6,127 22,953 58,425 6,127 52,298New properties - other 4,834 50 4,784 10,942 858 10,084Total revenues (1) 66,357 $ 37,655 $ 28,702 $ 76.2% 133,929 $ 69,774 $ 64,155 $ 91.9%Wholly-owned property operating expensesSame store properties 15,762 $ 14,588 $ 1,174 $ 8.0% 29,568 $ 27,935 $ 1,633 $ 5.8%New properties - GMH portfolio 15,835 2,150 13,685 31,339 2,149 29,190New properties - other 1,294 - 1,294 3,470 539 2,931Total operating expenses 32,891 $ 16,738 $ 16,153 $ 96.5% 64,377 $ 30,623 $ 33,754 $ 110.2%Wholly-owned property net operating incomeSame store properties 16,681 $ 16,890 $ (209) $ -1.2% 34,994 $ 34,854 $ 140 $ 0.4%New properties - GMH portfolio 13,245 3,977 9,268 27,086 3,978 23,108New properties - other 3,540 50 3,490 7,472 319 7,153Total net operating income 33,466 $ 20,917 $ 12,549 $ 60.0% 69,552 $ 39,151 $ 30,401 $ 77.7%(1) Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.Three Months Ended June 30, Six Months Ended June 30,5

Seasonality of Operations

(dollars in thousands, except per bed amounts)

	Three Months Ended				
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	Total/Weighted Average
Same store properties [1]					
Revenue per occupied bed					
Rental rate per occupied bed per month	$ 512	$ 533	$ 532	$ 523	$ 525
Other income per occupied bed per month [2]	68	33	34	42	44
Total revenue per occupied bed	**$ 580**	**$ 566**	**$ 566**	**$ 565**	**$ 569**
Average number of owned beds	20,000	20,000	20,000	20,000	20,000
Average physical occupancy	94.1%	96.3%	96.6%	93.7%	95.2%
Total revenue	$ 32,720	$ 32,718	$ 32,773	$ 31,789	$ 130,000
Property operating expenses	18,281	13,987	14,270	15,298	61,836
Net operating income	$ 14,439	$ 18,731	$ 18,503	$ 16,491	$ 68,164
Operating margin	*44.1%*	*57.2%*	*56.5%*	*51.9%*	*52.4%*
New properties (legacy)					
Revenue per occupied bed					
Rental rate per occupied bed per month	$ 496	$ 541	$ 541	$ 542	$ 534
Other income per occupied bed per month [2]	59	56	58	62	59
Total revenue per occupied bed	**$ 555**	**$ 597**	**$ 599**	**$ 604**	**$ 593**
Average number of owned beds	1,898	3,107	3,107	3,107	2,805
Average physical occupancy	94.9%	97.9%	97.7%	97.5%	97.2%
Total revenue	$ 2,997	$ 5,447	$ 5,454	$ 5,488	$ 19,386
Property operating expenses	1,191	1,694	1,718	1,752	6,355
Net operating income	$ 1,806	$ 3,753	$ 3,736	$ 3,736	$ 13,031
Operating margin	*60.3%*	*68.9%*	*68.5%*	*68.1%*	*67.2%*
New properties (GMH)					
Revenue per occupied bed					
Rental rate per occupied bed per month	$ 432	$ 441	$ 437	$ 444	$ 439
Other income per occupied bed per month [2]	29	37	31	29	32
Total revenue per occupied bed	**$ 461**	**$ 478**	**$ 468**	**$ 473**	**$ 471**
Average number of owned beds	23,471	23,471	23,471	23,471	23,471
Average physical occupancy	78.8%	88.0%	89.0%	87.3%	85.8%
Total revenue	$ 25,556	$ 29,659	$ 29,345	$ 29,080	$ 113,640
Property operating expenses	19,340	17,570	15,498	15,841	68,249
Net operating income	$ 6,216	$ 12,089	$ 13,847	$ 13,239	$ 45,391
Operating margin	*24.3%*	*40.8%*	*47.2%*	*45.5%*	*39.9%*
ALL PROPERTIES					
Revenue per occupied bed					
Rental rate per occupied bed per month	$ 468	$ 489	$ 487	$ 486	$ 483
Other income per occupied bed per month [2]	48	37	34	37	39
Total revenue per occupied bed	**$ 516**	**$ 526**	**$ 521**	**$ 523**	**$ 522**
Average number of owned beds	45,369	46,578	46,578	46,578	46,276
Average physical occupancy	87.1%	92.2%	92.8%	90.7%	90.8%
Total revenue	$ 61,273	$ 67,824	$ 67,572	$ 66,357	$ 263,026
Property operating expenses	38,812	33,251	31,486	32,891	136,440
Net operating income	$ 22,461	$ 34,573	$ 36,086	$ 33,466	$ 126,586
Operating margin	*36.7%*	*51.0%*	*53.4%*	*50.4%*	*48.1%*

[1] Includes all properties owned during the full year ended December 31, 2008.

[2] Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, etc.

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Capital Structure as of June 30, 2009

(dollars in thousands)

Total Debt [1]	$	1,108,458
Total Equity Market Value [2]		1,197,345
Total Market Capitalization	**$**	**2,305,803**
Debt to Total Market Capitalization		48.1%
Interest Coverage [3]		2.03

		Principal Outstanding [1]	Weighted Average Interest Rate	Average Term to Maturity
Fixed Rate Mortgage Loans	$	878,260	5.79%	5.0 Years
Variable Rate Construction Loans		130,198	1.75%	.4 Years
Revolving Credit Facility [4]		-	0.00%	.1 Years
Senior Secured Term Loan [5]		100,000	3.80%	1.9 Years
Total / Weighted Average	$	1,108,458	5.14%	4.2 Years

Fixed Rate Mortgage Loans Maturity Schedule



$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$7,960
$84,404
$97,072
$74,655
$84,028
$86,812
$190,182
$197,127
$43,700
$12,320
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018+

(1) Excludes debt related to our on-campus participating properties totaling $86.1 million with a weighted average interest rate of 7.17% and average term to maturity of 11.2 years. Also excludes net unamortized debt discounts of $4.9 million as well as our share of debt from our unconsolidated joint ventures with Fidelity totaling $34.2 million.

(2) Based on share price of $22.18 at June 30, 2009. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares.

(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.

(4) Our revolving credit facility matures in August 2009, at which time we anticipate renewing the facility as well as increasing its size to an amount above its current capacity of $160 million.

(5) In the first quarter 2009, we entered into an interest rate swap agreement whereby we fixed the LIBOR portion of the rate to 1.79% through maturity of the loan.

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Portfolio Overview as of June 30, 2009 (1) Units Beds 2009 2008 Same Store Wholly-owned Properties (ACC) 6,458 20,689 91.3% 91.6% Same Store Wholly-owned Properties (GMH) 7,481 23,471 86.0% 87.1% Same Store Wholly-owned Properties - Total 13,939 44,160 88.5% 89.2% New Wholly-owned Properties 1,411 4,139 98.5% (2) N/A Wholly Owned Properties - Total 15,350 48,299 89.0% (2) 89.2% (3) On-campus Participating Properties 1,863 4,519 13.1% (4) 14.9% (4) Joint Venture Properties (5) 3,644 12,051 87.0% 90.8% (1) (2) (3) Excludes properties under construction as of June 30, 2008 (Chestnut Ridge, Vista del Sol, and Barrett Honors College). (4) (5) Includes 21 properties owned in two joint ventures with Fidelity, of which we own a 10% interest. Physical Occupancy at June 30, Property Type For a detailed disclosure of occupancy for each property, please refer to the company's Form 10-K for the year ended December 31, 2008. Excludes Barrett Honors College, which was under construction as of June 30, 2009 and is anticipated to be completed and open for occupancy in August 2009. Occupancy at our on-campus participating properties is low during the summer months due to the expiration of the 9-month leases concurrent with the end of the spring semester. 8

2009/2010 Leasing Status

Wholly-owned Properties

Applications + Leases	Current Applications + Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]
Legacy Properties (Excluding 2008 Acquisitions)	21,557	97.1%	21,720	97.9%	22,193	22,418	96.7%
2008 Acquisitions [4]	559	81.1%	637	92.5%	689	689	92.5%
GMH Properties (Acquired June 2008)	21,748	93.8%	19,268	83.1%	23,188	23,471	87.5%
Total Same Store Wholly-owned Properties	**43,864**	**95.2%**	**41,625**	**90.4%**	**46,070**	**46,578**	**92.0%**
2009 Development [5]	**1,629**	**97.2%**	**n/a**	**n/a**	**1,676** [6]	**1,721**	**n/a**
Total Wholly-owned Properties	**45,493**	**95.3%**	**41,625**	**90.4%** [7]	**47,746**	**48,299**	**92.0%**

Leases	Current Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]
Legacy Properties (Excluding 2008 Acquisitions)	20,565	92.7%	20,836	93.9%	22,193	22,418	96.7%
2008 Acquisitions [4]	516	74.9%	588	85.3%	689	689	92.5%
GMH Properties (Acquired June 2008)	21,225	91.5%	19,039	82.1%	23,188	23,471	87.5%
Total Same Store Wholly-owned Properties	**42,306**	**91.8%**	**40,463**	**87.8%**	**46,070**	**46,578**	**92.0%**
2009 Development [5]	**1,629**	**97.2%**	**n/a**	**n/a**	**1,676** [6]	**1,721**	**n/a**
Total Wholly-owned Properties	**43,935**	**92.0%**	**40,463**	**87.8%** [7]	**47,746**	**48,299**	**92.0%**

(1) As of July 24, 2009 for current year and July 25, 2008 for prior year.
(2) Rentable beds exclude beds needed for on-site staff.
(3) As of September 30, 2008.
(4) Sunnyside Commons and Pirates Place - both properties acquired in the first quarter 2008.
(5) Barrett Honors College - anticipated to complete construction and open for occupancy in August 2009.
(6) Excludes staff beds used by ACC and university employees.
(7) The prior year rentable beds percentage was calculated by removing the rentable beds for the 2009 Development because no 2008 prior year leasing information is available.

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2009/2010 Leasing Status

Same Store Legacy ACC Properties - Leases

		Current Year		Prior Year						
		Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
	Same Store Legacy ACC Properties									
1.	Callaway Villas - College Station, TX	563	81.4%	686	99.1%	692	704	99.9%	1.8%	9.8%
2.	The Outpost San Antonio - San Antonio, TX	832	100.5%	819	98.9%	828	828	99.4%	4.4%	4.7%
3.	Vista del Sol - Tempe, AZ	1,777	96.8%	1,836	100.0%	1,836	1,866	99.6%	4.6%	4.6%
4.	University Village at Fresno - Fresno, CA	392	99.0%	348	87.9%	396	406	97.5%	3.9%	4.5%
5.	Royal Village Gainesville - Gainesville, FL	437	97.5%	439	98.0%	448	448	98.0%	4.7%	4.3%
6.	University Village at Boulder Creek - Boulder, CO	295	98.7%	296	99.0%	299	309	98.1%	4.0%	4.1%
7.	Aggie Station - Bryan, TX	443	99.6%	448	100.7%	445	450	99.6%	3.9%	4.1%
8.	The Village at Blacksburg - Blacksburg, VA	1,045	99.7%	1,042	99.4%	1,048	1,056	99.1%	3.0%	4.0%
9.	Entrada Real - Tucson, AZ	363	100.0%	363	100.0%	363	363	97.8%	3.9%	4.0%
10.	City Parc at Fry Street - Denton, TX	407	99.3%	406	99.0%	410	418	98.6%	3.7%	3.8%
11.	The Outpost San Marcos - San Marcos, TX	484	99.6%	484	99.6%	486	486	99.2%	3.5%	3.7%
12.	The Callaway House - College Station, TX	546	103.6%	544	103.2%	527	538	103.7%	3.7%	3.6%
13.	Northgate Lakes - Orlando, FL	706	99.4%	706	99.4%	710	710	99.0%	3.4%	3.5%
14-15.	University Club Tallahassee - Tallahassee, FL	716	97.8%	726	99.2%	732	736	99.0%	3.6%	3.4%
16.	Royal Lexington - Lexington, KY	354	97.3%	364	100.0%	364	364	100.0%	3.3%	3.2%
	Projected Rental Rate Growth above 3%	**9,360**	**97.7%**	**9,507**	**99.2%**	**9,584**	**9,682**	**99.2%**	**3.8%**	**4.4%**
17.	Raider's Pass - Lubbock, TX	810	99.1%	817	100.0%	817	828	98.9%	2.7%	2.9%
18.	University Village at TU - Philadelphia, PA	727	100.0%	729	100.3%	727	749	98.5%	2.6%	2.8%
19.	Villas at Chestnut Ridge - Amherst, NY	537	98.9%	535	98.5%	543	552	98.9%	2.8%	2.6%
20.	Village on Sixth - Huntington, WV	644	86.0%	662	88.4%	749	752	96.5%	2.7%	2.6%
21.	Raider's Crossing - Murfreesboro, TN	265	96.0%	272	98.6%	276	276	98.6%	3.0%	2.2%
22.	Olde Town University Square - Toledo, OH	494	89.8%	543	98.7%	550	550	99.5%	3.0%	1.9%
23.	Newtown Crossing - Lexington, KY	781	82.9%	779	82.7%	942	942	86.8%	3.1%	1.6%
24-26.	Royal Village Tallahassee - Tallahassee, FL	710	99.4%	660	92.4%	714	716	96.2%	1.4%	1.4%
27.	University Village at Sweet Home - Amherst, NY	668	82.0%	558	68.5%	815	828	88.3%	1.8%	1.2%
28.	The Woods at Greenland - Murfreesboro, TN	230	83.3%	272	98.6%	276	276	97.1%	3.2%	1.1%
29.	The Village at Science Drive - Orlando, FL	717	99.0%	722	99.7%	724	732	99.5%	3.2%	0.2%
	Projected Rental Rate Growth between 0% and 2.99%	**6,583**	**92.3%**	**6,549**	**91.8%**	**7,133**	**7,201**	**96.3%**	**2.6%**	**1.9%**
	Properties Increasing Rental Rates	**15,943**	**95.4%**	**16,056**	**96.0%**	**16,717**	**16,883**	**97.7%**	**3.3%**	**2.9%**
30.	University Club Gainesville - Gainesville, FL	332	88.3%	370	98.4%	376	376	98.4%	3.8%	-0.5%
31.	University Centre - Newark, NJ	547	66.2%	558	67.6%	826	838	92.5%	3.6%	-1.0%
32.	The Village at Alafaya Club - Orlando, FL	815	98.3%	814	98.2%	829	839	98.7%	3.3%	-1.1%
33.	River Club Apartments - Athens, GA	737	94.2%	647	82.7%	782	792	86.5%	2.0%	-3.7%
34.	River Walk Townhomes - Athens, GA	328	97.6%	298	88.7%	336	336	91.1%	1.1%	-5.0%
35-36.	College Club Tallahassee - Tallahassee, FL	476	88.1%	472	87.4%	540	544	93.2%	1.4%	-8.6%
37.	The Estates - Gainesville, FL	959	93.0%	954	92.5%	1,031	1,044	93.7%	0.4%	-8.8%
38.	Villas on Apache - Tempe, AZ	135	46.9%	273	94.8%	288	288	99.7%	1.9%	-9.0%
39.	Peninsular Place - Ypsilanti, MI	293	62.6%	394	84.2%	468	478	89.3%	0.7%	-12.1%
	Properties Reducing Rental Rates	**4,622**	**84.4%**	**4,780**	**87.3%**	**5,476**	**5,535**	**93.3%**	**2.2%**	**-6.2%**
	Total Same Store Legacy ACC Properties (Excluding 2008 Acquisitions)	**20,565**	**92.7%**	**20,836**	**93.9%**	**22,193**	**22,418**	**96.7%**	**3.0%**	**1.5%**

[1] As of July 24, 2009 for current year and July 25, 2008 for prior year.
[2] Rentable beds exclude beds needed for on-site staff.
[3] As of September 30, 2008.
[4] Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS

10

2009/2010 Leasing Status, continued

Same Store GMH Portfolio – Leases

		Current Year		Prior Year						
		Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2008 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Same Store GMH Portfolio										
1.	University Crossings - Philadelphia, PA	998	99.8%	1,004	100.4%	1,000	1,016	98.1%	4.2%	5.4%
2.	Aztec Corner - San Diego, CA	602	99.3%	602	99.3%	606	606	99.3%	5.0%	5.0%
3.	Campus Trails - Starkville, MS	467	99.2%	469	99.6%	471	480	97.9%	4.2%	4.5%
4.	Abbott Place - East Lansing, MI	635	98.9%	527	82.1%	642	654	95.3%	3.9%	4.4%
5.	Campus Way - Tuscaloosa, AL	669	99.4%	668	99.3%	673	684	92.7%	3.5%	3.5%
6.	University Trails - Lubbock, TX	666	98.4%	679	100.3%	677	684	98.4%	3.4%	3.4%
7.	Southview - Harrisonburg, VA	926	97.1%	957	100.3%	954	960	99.6%	2.7%	3.0%
8.	Brookstone Village - Wilmington, NC	225	96.2%	210	89.7%	234	238	94.1%	2.9%	3.0%
	Projected Rental Rate Growth above 3%	**5,188**	**98.7%**	**5,116**	**97.3%**	**5,257**	**5,322**	**96.9%**	**3.8%**	**4.0%**
9.	Campus Walk - Wilmington - Wilmington, NC	189	66.5%	232	81.7%	284	290	92.8%	2.6%	2.7%
10.	Stonegate - Harrisonburg, VA	658	98.7%	667	100.0%	667	672	99.4%	2.5%	2.6%
11.	University Mills - Cedar Falls, IA	476	99.0%	472	98.1%	481	481	99.0%	4.8%	2.5%
12.	University Village - Sacramento - Sacramento, CA	277	72.3%	298	77.8%	383	394	91.4%	1.2%	2.4%
13.	University Pointe - Lubbock, TX	673	99.7%	668	99.0%	675	682	96.6%	2.2%	2.4%
14.	Campus Corner - Bloomington, IN	783	99.9%	519	66.2%	784	796	77.9%	2.3%	2.1%
15.	Campus Ridge - Johnson City, TN	409	78.2%	415	79.3%	523	528	93.6%	1.9%	1.8%
16.	University Gables - Murfreesboro, TN	593	92.9%	397	62.2%	638	648	74.7%	1.1%	1.7%
17.	University Pines - Statesboro, GA	484	88.6%	424	77.7%	546	552	98.0%	3.3%	1.5%
18.	Pirates Cove - Greenville, NC	1,018	98.0%	656	63.1%	1,039	1,056	69.9%	1.1%	1.1%
19-20.	Willowtree Apartments and Towers - Ann Arbor, MI	598	70.9%	669	79.4%	843	851	91.8%	0.6%	0.6%
21.	Tower at 3rd, Champaign, IL	290	99.0%	257	87.7%	293	295	95.6%	1.0%	0.4%
22.	GrandMarc - Seven Corners - Minneapolis, MN	382	88.6%	353	81.9%	431	440	88.4%	-1.0%	0.4%
23.	Campus Club - Statesboro - Statesboro, GA	915	93.8%	833	85.4%	975	984	90.5%	0.4%	0.0%
	Projected Rental Rate Growth between 0% and 2.99%	**7,745**	**90.5%**	**6,860**	**80.1%**	**8,562**	**8,669**	**90.0%**	**1.5%**	**1.6%**
	Properties Increasing Rental Rates	**12,933**	**93.6%**	**11,976**	**86.7%**	**13,819**	**13,991**	**91.7%**	**2.5%**	**2.4%**
24.	University Meadows - Mt. Pleasant, MI	595	98.0%	467	76.9%	607	616	82.5%	4.3%	-0.2%
25.	Cambridge at Southern - Statesboro, GA	412	73.8%	424	76.0%	558	564	89.5%	1.6%	-0.2%
26.	The Commons - Harrisonburg, VA	415	79.2%	514	98.1%	524	528	97.0%	3.1%	-0.5%
27.	University Manor - Greenville, NC	595	100.0%	490	82.4%	595	600	87.7%	-0.9%	-1.0%
28.	Riverside Estates - Cayce, SC	561	81.0%	648	93.5%	693	700	95.4%	1.3%	-1.7%
29.	The Club - Athens, GA	471	99.2%	384	80.8%	475	480	90.4%	1.1%	-1.9%
30.	The Edge (formerly Pegasus Connection) - Orlando, FL	900	97.9%	750	81.6%	919	930	86.9%	1.7%	-2.5%
31-33.	Jacob Heights / The Summitt - Mankato, MN	771	83.4%	776	83.9%	925	930	90.8%	0.7%	-3.2%
34.	University Highlands - Reno, NV	679	94.7%	354	49.4%	717	732	63.0%	-5.8%	-4.2%
35.	Lakeside - Athens, GA	675	87.8%	715	93.0%	769	776	94.5%	2.5%	-4.5%
36.	University Centre - Kalamazoo - Kalamazoo, MI	684	98.0%	342	49.0%	698	700	56.0%	-5.8%	-5.3%
37.	Hawks Landing - Oxford, OH	367	76.5%	345	71.9%	480	484	74.4%	-6.2%	-6.2%
38.	University Place - Charlottesville, VA	342	67.7%	323	64.0%	505	528	76.1%	1.2%	-7.8%
39.	Campus Walk - Oxford - Oxford, MS	348	82.1%	245	57.8%	424	432	56.9%	-9.2%	-10.1%
40.	The Enclave I - Bowling Green, OH	477	99.4%	286	59.6%	480	480	65.4%	-6.8%	-14.4%
	Properties Reducing Rental Rates	**8,292**	**88.5%**	**7,063**	**75.4%**	**9,369**	**9,480**	**81.4%**	**-0.1%**	**-3.9%**
	Total Same Store GMH Portfolio	**21,225**	**91.5%**	**19,039**	**82.1%**	**23,188**	**23,471**	**87.5%**	**1.6%**	**0.5%**

(1) As of July 24, 2009 for current year and July 25, 2008 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2008.

(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS

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12 2009/2010 Leasing Trends Same Store Wholly-owned Properties – Applications + Leases Same Store Wholly-Ow ned Legacy Properties (Excluding 2008 Acquisitons) - 5,000 10,000 15,000 20,000 25,000 11/14/2008 12/14 /2008 1/14/2009 2/14/2009 3/14/ 2009 4/14/2009 5/14/2009 6/14/ 2009 7/14/2009 8/14/2009 9/14/2009 2008 2009 Capacity Total Same Store Wholly-Ow ned Properties - 10,000 20,000 30,000 40,000 50,000 11/14/2008 12/14/2008 1/14/2009 2/14/2009 3/14/ 2009 4/14/ 2009 5/14/2009 6/14/2009 7/14/ 2009 8/14/ 2009 9/14/ 2009 2008 2009 Capacity GMH Properties - 5,000 10,000 15,000 20,000 25,000 11/14/2008 12/14/2008 1/14/ 2009 2/14/ 2009 3/14/2009 4/14/ 2009 5/14/ 2009 6/14/ 2009 7/14/2009 8/14/2009 9/14/ 2009 2008 2009 Capacity

Owned Development Update
(dollars in thousands)

PROJECT UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Cost	% Complete [1]	Scheduled to Open for Occupancy
Barrett Honors College - ACE	Tempe, AZ	Arizona State University	601	1,721	$ 132,000	93%	August 2009

PROJECTS IN PRE-DEVELOPMENT [2]

Project	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Boise State Univ. Phase IA - ACE	Boise, ID	TBD	225	860	$ 42,500	August 2011
ASU Component III - ACE [3]	Tempe, AZ	TBD	575	1,500	110,000	TBD
Carbondale Development [4]	Carbondale, IL	TBD	160	650	32,100	TBD
					$ 184,600	

ACE AWARDS [5]

Project	Location	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Boise State University - Phase IB	Boise, ID	140	$ 7,500	August 2012
Boise State University - Phase II	Boise, ID	1,000	TBD	TBD
University of New Mexico - Phase I	Albuquerque, NM	1,300	TBD	August 2011
University of New Mexico - Phase II	Albuquerque, NM	600	TBD	TBD
Portland State University	Portland, OR	1,000	TBD	August 2012
Washington State University Phase I	Pullman, WA	700	TBD	TBD
Washington State University Phase II	Pullman, WA	TBD	TBD	TBD
ASU - West Campus Phase I	Phoenix, AZ	600	TBD	TBD
ASU - West Campus Phase II	Phoenix, AZ	TBD	TBD	TBD
Northern Arizona University	Flagstaff, AZ	1,450	TBD	TBD

(1) Based on costs incurred under general construction contract as of June 30, 2009. As of June 30, 2009, the total Construction in Progress balance for this project is $108.9 million, representing costs incurred under the total project budget.

(2) Does not include 5 undeveloped land parcels in 5 university markets totaling $22.8 million as of June 30, 2009.

(3) Component development is contingent upon execution of all transactional documents, including a facility lease agreement with Arizona State University and Board of Regents approval.

(4) Commencement of this project is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

(5) ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities and commencement is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

AMERICAN CAMPUS

13

Third-Party Development Update (dollars in thousands) 2009 2008 $ Change 2009 2008 $ Change Development services revenue 886 $ 723 $ 163 $ 1,938 $ 2,379 $ (441) $ % of total revenue 1.2% 1.7% 1.3% 2.8% CONTRACTED PROJECTS IN PROGRESS Project Units Beds Total Fees Fees Earned to Date (1) Remaining Fees (1) Scheduled Completion West Virginia University - Downtown West Virginia University 110 362 235 $ (2) 229 $ 6 $ July 2009 Hampton Roads Military Housing 1,190 2,367 3,542 2,955 587 March 2010 The Highlands Edinboro, PA Edinboro University of PA 232 796 2,000 1,871 129 August 2009 University of California, Irvine - Phase III Irvine, CA University of California - Irvine 720 1,763 7,570 5,312 2,258 August 2010 13,347 $ 10,367 $ 2,980 $ AWARDED PROJECTS (3) Project Estimated Fees (4) CUNY - Staten Island Staten Island, NY Q1 / Q2 2010 3,250 $ Cleveland State University Cleveland, OH Q3 / Q4 2009 2,500 Edinboro University - Phase II Edinboro, PA TBD 1,900 Univ. of California, Irvine - Future Phases (5) Irvine, CA TBD TBD (1) As of June 30, 2009. (2) Contractual fees are shown net of costs anticipated to be incurred to complete the project. (3) (4) Commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. (5) United States Navy Morgantown, WV Location These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated Commencement (4) Norfolk, VA Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with ACC, they would be considered part of the original procurement. Six Months Ended June 30, Three Months Ended June 30, Location Primary University/ Institution Served 14

Management Services Update
(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2009	2008	$ Change	2009	2008	$ Change
Management services revenue	$ 2,105	$ 1,222	$ 883	$ 4,347	$ 2,144	$ 2,203
% of total revenue	2.9%	2.8%		2.9%	2.5%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Beds	Stabilized Annual Fees	Anticipated Commencement
College Club	Fort Myers, FL	Florida Gulf Coast University	504	$ 100	May 2009
Heritage Suites	Cleveland, OH	Cleveland State University	140	40	July 2009
Asbury Green	Denver, CO	University of Denver	357	200	August 2009
University Village Residence Hall	Richardson, TX	University of Texas at Dallas	400	100	August 2009
Hampton Roads - New Housing	Norfolk, VA	Department of the Navy	2,367	500	March 2010
University of California, Irvine - Phase III	Irvine, CA	University of California, Irvine	1,763	830	August 2010
Cleveland State Phase II [1]	Cleveland, OH	Cleveland State University	550	80 [2]	August 2010
IPFW Phase 3	Fort Wayne, IN	Indiana University-Purdue University Fort Wayne	450	50 [2]	August 2010
CUNY - Staten Island [1]	Staten Island, NY	City University of New York	600	275	TBD
				$ 2,175	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Beds	2009 Fee Contribution Prior to Termination	Discontinued As Of
University Courtyard	Tallahassee, FL	Florida A&M University	380	$ 13	February 2009
Orchard Trails / Enclave II	Orono, ME /	University of Maine /			April 2009
	Bowling Green, OH	Bowling Green State University	1,100	44	April 2009
Scott Village/Residence Hall [3]	Omaha, NE	University of Nebraska, Omaha	630	167	June 2009
				$ 224	

(1) Management contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements.

(2) Fee amount is a net increase as this facility will replace other housing which will be demolished or will be an incremental increase in beds.

(3) This management contract was assumed from GMH and its discontinuation was anticipated at the time of the merger.

AMERICAN CAMPUS

15

Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian Nickel	Chief Investment Officer
Greg A. Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Michelle Ko / Andrew Ryu	Bank of America / Merrill Lynch	(212) 449-6935 / (212) 449-6237	m_ko@ml.com / andrew_ryu@ml.com
David Toti / Michael Bilerman	Citigroup Equity Research	(212) 816-1909/ (212) 816-1383	david.toti@citi.com / michael.bilerman@citi.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Steve Sakwa / Dave Bragg	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / dbragg@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Stephen Swett	Keefe, Bruyette, & Woods	(212) 887-3680	sswett@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneillcom / jmilam@sandleroneillcom
David Kaplan	Sidoti & Company	(212) 894-3335	dkaplan@sidoti.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041







AMERICAN CAMPUS

16

Forward Looking Statements This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this news release are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties related to the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principles; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this news release, and we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.